UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 22, 2020

L BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or another jurisdiction of incorporation)	1-8344 (Commission File Number)	31-1029810 (IRS Employer Identification No.)

Three Limited Parkway, Columbus, OH (Address of principal executive offices)		43230 (Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.50 par value per share	LB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 22, 2020, L Brands, Inc. issued a press release announcing that Sycamore Partners delivered a notice on April 22, 2020 purporting to terminate the February 20, 2020 transaction agreement (the “Transaction Agreement”) relating to the sale of a 55% interest in Victoria’s Secret Lingerie, Victoria’s Secret Beauty and PINK announced on February 20, 2020. L Brands believes that Sycamore Partners’ purported termination of the Transaction Agreement is invalid. L Brands will vigorously defend the lawsuit and pursue all legal remedies to enforce its contractual rights, including the right of specific performance.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release of L Brands, Inc. dated April 22, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Current Report on Form 8-K or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this Current Report on Form 8-K or otherwise made by our company or our management:

•	general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, significant health hazards or pandemics, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the risk that the transactions contemplated (the "VS Transaction") by the transaction agreement dated as of February 20, 2020 between us and SP VS Buyer LP are not consummated;

•	difficulties arising from business uncertainties and contractual restrictions while the VS Transaction is pending;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	liabilities arising from divested businesses;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

o	political instability, environmental hazards or natural disasters;

o	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;

o	duties, taxes and other charges;

o	legal and regulatory matters;

o	volatility in currency exchange rates;

o	local business practices and political issues;

o	potential delays or disruptions in shipping and transportation and related pricing impacts;

o	disruption due to labor disputes; and

o	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	shareholder activism matters;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with laws and regulations or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this Current Report on Form 8-K to reflect circumstances existing after the date of this Current Report on Form 8-K or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L BRANDS, INC.

By:	/s/ Stuart B. Burgdoerfer
	Name:	Stuart B. Burgdoerfer
	Title:	Executive Vice President and Chief Financial Officer

Date: April 22, 2020